Exhibit 10.6

Confidential Treatment Requested by Tesla, Inc.

REQUIRED GROUP AGENT ACTION NO. 39

This REQUIRED GROUP AGENT ACTION NO. 39 (this “Action”), dated as of September 29, 2017, but effective as of October 1, 2017 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”), the Collateral Agent for the Secured Parties (“Collateral Agent”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”), National Bank of Arizona (“NBAZ Agent”), Silicon Valley Bank (“SVB Agent”) and CIT Bank, N.A. (“CIT Agent” and collectively with BA Agent, CS Agent, DB Agent, ING Agent, KB Agent, NBAZ Agent and SVB Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.The Borrower has requested the Required Group Agents to (i) provide their consent to the addition and inclusion to the Loan Agreement and the other Financing Documents of (the “Subject Fund Transactions”) [***] (“[***]”), as a Subject Fund, and [***] (“[***]”), as a Borrower Subsidiary Party (collectively, [***] and [***], the “New Entities”); (ii) waive the requirements set forth in Section 2.13(a) of the Loan Agreement with respect to the Borrowing Date occurring on September 29, 2017 (the “Borrowing Date Hedge Requirement”); and (iii) waive the requirements set forth in Section 2.13(b) of the Loan Agreement with respect to the period commencing on the Effective Date and ending immediately prior to the Scheduled Calculation Date immediately preceding the January 25, 2018 Scheduled Payment Date (the “Hedge Trigger Event Requirement”, together with the Borrowing Date Hedge Requirement, the “Hedge Requirements”);

B.The Required Group Agents are willing to provide their consent to the Subject Fund Transactions and waive the Hedge Requirements on the terms and subject to the conditions set forth in this Action; and

C.The Borrower, the Required Group Agents, the Administrative Agent and the Collateral Agent desire to amend the Loan Agreement as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.Amendments to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 4 hereof, the Loan Agreement will be amended as follows (clauses (a) – (e) below, collectively, the “Loan Agreement Amendments”):

Required Group Agent Action No. 39

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(a)Section 1.1 to the Loan Agreement shall be amended by deleting the definition of “Project Documents” in its entirety and replacing it with the following:

“Project Documents” means those documents of a Subject Fund listed on Appendix 5, including any amendments thereto, as may be updated from time to time.

(b)Schedule 1.1(b) to the Loan Agreement shall be amended by amending and restating the table therein in its entirety:

Partnership Managing Member / Lessor Managing Member / Borrower Subsidiary (Other Non-Financed Structure)	Equity Interests Owned as of date related Partnership or Lessor Partnership becomes a Subject Fund
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c)Appendix 1 of the Loan Agreement shall be amended and restated as set forth in Exhibit 1 attached hereto;

(d)Appendix 4 of the Loan Agreement shall be amended and restated as set forth in Exhibit 2 attached hereto; and

(e)Appendix 5 of the Loan Agreement shall be amended and restated as set forth in Exhibit 3 attached hereto.

Section 2.Acknowledgments and Consents.  Subject to the prior satisfaction of the conditions precedent described in Section 4 hereof:

(a)the Required Group Agents consent to the Loan Agreement Amendments, with acknowledgement by each of the Administrative Agent and the Collateral Agent;

(b)the Administrative Agent and the Required Group Agents consent to the Subject Fund Transactions pursuant to and in accordance with Section 2.10(a) of the Loan Agreement;

(c)the Administrative Agent and the Required Group Agents acknowledge and agree that (i) that certain tax insurance policy, effective as of September 7, 2017 naming

2Required Group Agent Action No. 39

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

[***] as named insured (the “Existing Tax Loss Policy”), satisfies the requirements of Section 11.11(b)(iv) of the Loan Agreement and (ii) pursuant to Section 11.11(b) of the Loan Agreement, no Tax Loss Policy is required for [***] so long as the Existing Tax Loss Policy remains in full force and effect.

Section 3.Waiver.  The Administrative Agent and Required Group Agents, by their signatures below, hereby (a) forever waive the Borrowing Date Hedge Requirement and agree that no failure to comply with or otherwise satisfy the Borrowing Date Hedge Requirement shall constitute or be deemed to result in a Default, Event of Default or other breach of the Loan Agreement or any other Financing Document and (b) forever waive the Hedge Trigger Event Requirement and agree that no failure to comply with or otherwise satisfy the Hedge Trigger Event Requirement shall constitute or be deemed to result in a Default, Event of Default or other breach of the Loan Agreement or any other Financing Document so long as, solely with respect to this clause (b), the hedging requirements set forth in Section 2.13(b) have otherwise been satisfied with respect to at least 70% of the Outstanding Principal at all times during the period covered by the Hedge Trigger Event Requirement.

Section 4.Conditions Precedent.  This Action shall be effective upon the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received counterparts of this Action, executed and delivered by each of the other parties hereto.

(b)The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) making the Tax Equity Representations with respect to [***] and (ii) certifying that each representation and warranty of the Borrower contained in Article 4 of the Loan Agreement is true and correct in all material respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date) other than those representations and warranties that are modified by materiality by their own terms, which shall be true and correct in all respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all respects as of such earlier date).

(c)The Borrower shall have delivered or caused to be delivered to the Administrative Agent a Tax Equity Required Consent from [***] in connection with the Subject Fund Transactions.

(d)Each of the Administrative Agent and each Group Agent shall have received an opinion, dated on or about the Effective Date, of Wilson Sonsini Goodrich & Rosati, counsel to the Loan Parties, the Borrower Subsidiary Parties and SolarCity, in form and substance reasonably acceptable to the Administrative Agent, the Collateral Agent and the Majority Group Agents, with respect to the Subject Fund Transactions.

(e)Each of the Administrative Agent and each Group Agent shall have received opinions, dated on or about the Effective Date, of Proskauer Rose LLP, special bankruptcy counsel to the Loan Parties, the Borrower Subsidiary Parties and SolarCity, each in form and substance reasonably acceptable to the Administrative Agent, the Collateral Agent and the Majority Group Agents, with respect to the Subject Fund Transactions.

3Required Group Agent Action No. 39

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(f)The Administrative Agent and the Collateral Agent shall have received (i) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each of the New Entities and the Borrower and each jurisdiction where a filing would need to be made in order to perfect the security interest of the Collateral Agent (for the benefit of the Secured Parties) in the Collateral in respect of the New Entities (the “New Collateral”), (ii) copies of the financing statements on file in such jurisdictions and evidence that no liens exist on the New Collateral pledged by [***] other than Permitted Liens, (iii) copies of the financing statements on file in such jurisdictions and evidence that no liens exist on the New Collateral pledged by [***] and the Borrower other than Permitted Liens of the type set forth in clauses (b), (c) or (d) of the definition thereof and (iv) copies of tax lien, judgment and bankruptcy searches in such jurisdictions.

(g)The Collateral Agent shall have received all documentation in connection with the New Collateral, including (i) a Joinder Agreement in the form attached as Exhibit C to the Security Agreement, executed by each of [***], the Collateral Agent and the Borrower, dated as of the Effective Date, (ii) a Joinder Agreement in the form attached as Exhibit B-1 to the CADA, executed by each of [***], the Collateral Agent and the Borrower, dated as of the Effective Date, (iii) a Joinder Agreement in the form attached as Exhibit C to the Borrower Subsidiary Party Security Agreement, executed by each of [***] and the Collateral Agent, dated as of the Effective Date and (iv) any other data, documentation, analysis or report reasonably requested by the Administrative Agent with respect to the New Entities.

(h) (i) The UCC financing statements relating to the New Collateral shall have been duly filed in each office and in each jurisdiction where required in order to create and perfect the first priority Lien and security interest set forth in the Collateral Documents (as supplemented and as such term is defined in the Loan Agreement, as amended) and (ii) the Borrower shall have properly delivered or caused to be delivered to the Collateral Agent all New Collateral in which the Lien and security interest described above is permitted to be perfected by possession or control, including delivery of original certificates representing all issued and outstanding Equity Interests in [***] and the pledged interests in [***] pursuant to the Borrower Subsidiary Party Security Agreement, along with the applicable blank transfer powers and proxies.

(i)Each of the other conditions precedent as set forth in Section 3.4 of the Loan Agreement shall have been satisfied with respect to the Subject Fund Transactions.

(j)The Administrative Agent shall have received for its own account all costs and expenses described in Section 6 of this Action, for which invoices have been presented in connection herewith.

Section 5.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

4Required Group Agent Action No. 39

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Section 6.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 7.Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 8.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

[Signature Page to Required Group Agent Action No. 39]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC, as Borrower

By:	/s/ Radford Small
Name:	Radford Small
Title:	Treasurer

BANK OF AMERICA, N.A., as a Group Agent

By:	/s/ Spencer Hunsberger
Name:	Spencer Hunsberger
Title:	Director

CIT BANK, N.A., as a Group Agent

By:	/s/ Marc Theisinger
Name:	Marc Theisinger
Title:	Managing Director

CREDIT SUISSE AG, NEW YORK BRANCH, as a Group Agent

By:	/s/ Patrick Hart
Name:	Patrick Hart
Title:	Vice President

By:	/s/ Michael Eaton
Name:	Michael Eaton
Title:	Associate

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Wilhelm Steinmark
Name:	Wilhelm Steinmark
Title:	Director

By:	/s/ Birgit Brinda
Name:	Birgit Brinda
Title:	Director

[Signature Page to Required Group Agent Action No. 39]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ING CAPITAL, LLC, as a Group Agent

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Managing Director

By:	/s/ Mark Parrish
Name:	Mark Parrish
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Group Agent

By:	/s/ Benjamin C. Cooper
Name:	Benjamin C. Cooper
Title:	Vice President

National Bank of Arizona, as a Group Agent

By:	/s/ Jonathan Bouvet
Name:	Jonathan Bouvet
Title:	Vice President

SILICON VALLEY BANK, as a Group Agent

By:	/s/ Sayoji Goli
Name:	Sayoji Goli
Title:	Vice President

BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

[Signature Page to Required Group Agent Action No. 39]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EXHIBIT 1

APPENDIX 1

ADVANCE RATE

The “Advance Rate” means

(i) For a Subject Fund the following percentages:

Subject Fund	Advance Rate	Cash Sweep Fund or Non-Cash Sweep Fund
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(ii)

In respect of any Potential New Fund that becomes a Subject Fund, a percentage as shall be determined in accordance with this Appendix 1 following the completion of due diligence by the Administrative Agent, which by way of example shall be:

“Advance Rate” means, for a given Subject Fund, a percentage equal to (i) for a Non-Financed Structure, [***] and (ii) for Subject Funds with all other types of structures, a percentage equal to the lesser of (a) [***] and the ratio (expressed as a percentage) of (b) (x) the maximum amount of debt that can be fully supported by Net Cash Flows distributable to the Managing Member of such Subject Fund, calculated using the Downside Assumptions and assuming that interest accrues at the Default Rate and (y) the Discounted Solar Asset Balance of such Subject Fund.

Exhibit 1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Downside Assumptions” means, with respect to a given Subject Fund, the stress assumptions set forth in the following table:

Characteristic	Downside Assumptions
Availability	[***]
Degradation	[***]
Host Customer Default	[***]
O&M and Administrative Costs	[***]
Fair Market Value Haircut	[***]
Other Unpaid Indemnities that may be due	[***]

For avoidance of doubt, the amounts set forth in this clause (ii) are indicative subject to final determination by the Administrative Agent at the time such Subject Fund is included in the Available Borrowing Base;

(iii)	[Reserved].
(iv)

All PV Systems in any Watched Fund shall have an Advance Rate of [***] for purposes of calculating the Available Borrowing Base. For avoidance of doubt, this shall include any PV Systems in a Watched Fund that were financed in previous tranches and whose Net Cash Flows were incorporated in previous Available Borrowing Base calculations.

(v)

To the extent that, despite negotiating in good faith, the Administrative Agent and the Borrower cannot agree on the Advance Rate under clause (ii) of this Appendix 1, the Advance Rate determined by the Administrative Agent, acting at the direction of the Majority Group Agents, shall prevail.

Exhibit 1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EXHIBIT 2

APPENDIX 4

TAX EQUITY STRUCTURES, PARTNERSHIPS, LESSOR PARTNERSHIPS, LESSORS, SUBJECT FUNDS, MANAGING MEMBERS, FUNDED SUBSIDIARIES, LESSEES, CASH SWEEP DESIGNATIONS AND INVESTORS

Tax Equity Structure	Partnership / Lessor Partnership (Subject Fund)	Partnership Managing Member / Lessor Partnership Managing Member	Funded Subsidiaries (Subject Fund and Managing Member, if any)	Lessee	Full Cash-Sweep Fund, Partial Cash-Sweep Fund or Non-Cash Sweep Fund	Investor(s)
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Tax Equity Structure	Partnership / Lessor Partnership (Subject Fund)	Partnership Managing Member / Lessor Partnership Managing Member	Funded Subsidiaries (Subject Fund and Managing Member, if any)	Lessee	Full Cash-Sweep Fund, Partial Cash-Sweep Fund or Non-Cash Sweep Fund	Investor(s)
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]

Exhibit 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EXHIBIT 3

APPENDIX 5

PROJECT DOCUMENTS

1.	[***]Subject Fund
•	Master Lease, dated as of [***], by and between [***]and [***].
•	Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity, [***]and [***].
•	Operating Agreement of [***], dated as of [***], by and between [***]and [***].
•	Operating Agreement of [***], dated as of [***], by and among [On File with Administrative Agent], [***] and [***].
•	Second Amended and Restated Limited Liability Company Agreement of [***]dated as of [***], by Megalodon Solar, LLC.
•	Pass-Through Agreement, dated as of [***], by and between [***]and [***].
•	Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent], [***] and [***].
•	Joinder Agreement, dated as of [***], by and among SolarCity, [***], [***], [***] and [On File with Administrative Agent].
2.	[***] Subject Fund
•	Master Lease, dated as of [***], by and between [***] and [***].
•	Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity, [***] and [***].
•	Operating Agreement of [***], dated as of [***], by and between [***] and [***].
•	Operating Agreement of [***], dated as of [***], by and between [On File with Administrative Agent] and [***].
•	Second Amended and Restated Limited Liability Company Agreement of [***] dated as of [***], by Megalodon Solar, LLC.
•	Pass-Through Agreement, dated as of [***], by and between [***] and [***].
•	Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent] and [***].

Exhibit 3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

3.	[***] Subject Fund
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Contribution Agreement (Systems), dated as of [***], by and among [***], [***], Megalodon Solar, LLC and [***].
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].
4.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Second Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Asset Management Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Purchase and Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity Corporation, [***], [***] and [On File with Administrative Agent].
•	Guaranty, dated as of [***], by [***] in favor of [On File with Administrative Agent].
•	Accession Agreement, dated as of [***], by and among SolarCity Corporation, [***] and [***].
•	SREC Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
5.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

Exhibit 3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Guaranty, dated as of [***], by [***] in favor of [On File with Administrative Agent].
•	SREC Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Transition Manager Agreement, dated as of [***], by and among [***], SolarCity and [***].
•	Accession Agreement, dated as of [***], by and among SolarCity Corporation, [***] and [***].
•	Master Three Party Depositor Escrow Service Agreement, dated [***], by and among SolarCity Corporation, [***] and pursuant to the Beneficiary Enrollment Form and Amendment, dated [***], [***].
6.	[***] Subject Fund
•	Master Lease Agreement, dated as of [***], by and between [***] and [***].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Independent Manager Agreement, dated as of [***], by and among [***], [***] and [***].
•	Security Agreement, dated as of [***], by and between [***] and [***].
•	Depositary Agreement, dated as of [***], by and between [***] and [***].
•	Guaranty, dated as of [***], by SolarCity Corporation in favor of [On File with Administrative Agent].
•	UCC-1, filed [***], designating [***], as “Debtor”, and [***], as “Secured Party”.

Exhibit 3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

•	Each Contribution Agreement entered into by and among SolarCity Corporation, [***] and the other parties thereto.
•	Each Assignment and Assumption Agreement entered into by and between [***] and [***].
7.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Guaranty, dated as of [***], by SolarCity Corporation in favor of [***] and [On File with Administrative Agent].
•	Transition Manager Agreement, dated as of [***], by and among [***], SolarCity Corporation, [On File with Administrative Agent] and [***].
8.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	SREC Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

Exhibit 3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Guaranty, dated as of [***], by SolarCity Corporation in favor of [On File with Administrative Agent].
9.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent].
10.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Asset Management Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Capital Modification Rights Agreement, dated [***], by and among SolarCity, [***] and [On File with Administrative Agent].

Exhibit 3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

•	Guaranty, dated as of [***], from [***] in favor of [***] and [On File with Administrative Agent].
•	Guaranty, dated as of [***], from [On File with Administrative Agent] in favor of [***].
11.	[***] Subject Fund
•	Master Lease Agreement, dated as of [***], by and between [***] and [***].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***] but effective as of [***], by Megalodon Solar, LLC.
•	Independent Manager Agreement, dated as of [***] but effective as of [***], by and among [***], [***] and [***].
•	Security Agreement, dated as of [***], by and between [***] and [***].
•	Depositary Agreement, dated as of [***], by and between [***] and [***].
•	Guaranty, dated as of [***], by [***] in favor of [On File with Administrative Agent].
•	UCC-1, filed [***], designating [***], as “Debtor”, and [***], as “Secured Party”.
•	Each Contribution Agreement entered into by and among SolarCity Corporation, [***] and the other parties thereto.
•	Assignment and Assumption Agreement entered into by and between [***] and [***].
12.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and among [***], [On File with Administrative Agent] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***] but effective as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].

Exhibit 3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], by [***] in favor of [On File with Administrative Agent] and [On File with Administrative Agent].
•	Transition Manager Agreement, dated as of [***], by and among [***], SolarCity and [***].
•	SREC Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Accession Agreement, dated as of [***], by and among SolarCity Corporation, [***] and [***].
•	Master Three Party Depositor Escrow Service Agreement, dated [***], by and among SolarCity Corporation, [***] and pursuant to the Beneficiary Enrollment Form and Amendment, dated [***], [***].
13.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], but effective as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], by SolarCity in favor of [On File with Administrative Agent].
•	SREC Services Agreement, dated as of [***], by and between SolarCity and [***].

Exhibit 3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.